Exhibit 10.1













                            CIRCUIT CITY STORES, INC.
                            BENEFIT RESTORATION PLAN







                             As Amended and Restated
                           Effective February 28, 2005
                        And Amended Through December 2005








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



                                TABLE OF CONTENTS

                                                                                       Page
                                    Section I
                               Purpose of the Plan

1.1      Purpose                                                                        1
1.2      Structure                                                                      1
1.3      Definitions                                                                    1

                                   Section II
                                   Eligibility

2.1      Eligible Employees                                                             2
2.2      Participation                                                                  2
2.3      No Duplication of Benefits                                                     2

                                   Section III
                                    Benefits

3.1      Minimum Service Requirement                                                    3
3.2      Supplemental Benefit                                                           3
3.3      Adjustment for Early or Late Commencement                                      4
3.4      Maximum Benefit                                                                4
3.5      Additional Benefit Service                                                     5

                                   Section IV
                  Computation and Payment of Retirement Benefit

4.1      Computation                                                                    5
4.2      Payment                                                                        5
4.3      Distribution of Accrued Benefit                                                6
4.4      Distribution to W. Alan McCollough                                             6

                                    Section V
                   Computation and Payment of Survivor Benefit

5.1      Pre-Retirement Survivor Benefit                                                7
5.2      Post-Retirement Survivor Benefit                                               7
5.3      Computation                                                                    8
5.4      Payment                                                                        8

                                   Section VI
                                 Administration

6.1      Effective Date, Amendment and Termination                                      8
6.2      Plan Administrator                                                             8
6.3      Claims Procedure                                                               8

                                   Section VII
                                Change of Control

7.1      Effect of Change of Control                                                    9
7.2      Definition of Change of Control                                                9

                                  Section VIII
                                  Miscellaneous

8.1      Withholding                                                                   11
8.2      Rights Under the Plan                                                         11
8.3      Effect on Employment                                                          11
8.4      Successors; Governing Law                                                     11


                                       2
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                            CIRCUIT CITY STORES, INC.
                            BENEFIT RESTORATION PLAN


                                    Section I
                               Purpose of the Plan

     1.1 Purpose. Circuit City Stores, Inc. (the "Company") maintains this Circuit City Stores, Inc. Benefit Restoration Plan (the "Plan") to provide deferred compensation for certain key employees of the Company and its Affiliated Companies who are expected to contribute significantly to the growth of the Company and its Affiliated Companies. The Board of Directors of the Company (the "Board") has determined that the benefits to be provided under the Plan are reasonable and appropriate compensation for the services rendered and to be rendered.

     1.2 Structure. This Plan provides benefits as set forth in Sections III, IV and V below for a select group of management or highly compensated employees (and their Beneficiaries) with compensation in excess of the limit on compensation under Section 401(a)(17) of the Code, or whose benefits are limited under the Retirement Plan by the maximum benefit limit under Section 415 of the Code.

     1.3 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below.

         (a) "Affiliated Company" means any company or business organization that is under common control with the Company and that has adopted the Retirement Plan as a Related Company.

         (b) "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Effective Date" means February 28, 1999.

         (d) "Maximum Benefit" means the maximum annual Supplemental Benefit payable from the Plan as determined under Section 3.4.

         (e) "Participant" means an individual who is eligible to participate in the Plan under Section II.

         (f) "Pre-Retirement Survivor Benefit" means the benefit payable under the Plan to a surviving Spouse of a Participant as determined under Section 5.1.

         (g) "Post-Retirement Survivor Benefit" means the benefit payable under the Plan to a Beneficiary of a Participant as determined under Section 5.2.

         (h) "Retirement Plan" means the Retirement Plan of Circuit City Stores, Inc. as in effect from time to time.

         (i) "Supplemental Benefit" means the benefit payable under the Plan as determined by Section 3.2, subject to adjustments as provided in the Plan.

         (j) "Tax Limits" means both (1) the limit on compensation under Section 401(a)(17) of the Code (as adjusted from time to time under the terms of the Retirement Plan), and (2) the maximum benefit limit under Section 415(b)(1)(A) of the Code (as adjusted from time to time under the terms of the Retirement Plan).

         (k) The following terms shall have the meanings provided in the Retirement Plan: Actuarial Equivalent, Beneficiary, Benefit Service,
     Committee, Disability Pension, Early Retirement Date, Normal Retirement Date, Permanent Disability, Plan Year, Qualified Pre-Retirement Survivor Annuity, Related Company, and Spouse.

         (l) "Sustained Participant" means a Participant listed in Appendix A to this Plan.


                                   Section II
                                   Eligibility

     2.1 Eligible Employees. Each participant in the Retirement Plan who is an employee of the Company or an Affiliated Company on or after the Effective Date, and whose retirement benefits under the Retirement Plan are limited by either or both of the Tax Limits, shall be a Participant. Notwithstanding any provision of this Plan to the contrary, no individual may become, or resume his or her status as, an Eligible Employee or as a Participant after February 28, 2005.

     2.2 Participation. A Participant shall commence participation in the Plan on the later of the Effective Date or the first day of the Plan Year beginning after the Participant's future retirement benefits under the Retirement Plan are limited by either or both of the Tax Limits. An individual shall cease to be a Participant when the individual's future retirement benefits under the Retirement Plan are no longer limited by either of the Tax Limits or when the individual and his or her Beneficiary have received all benefits payable under the Plan.

     2.3 No Duplication of Benefits. All benefits described in the Plan are subject to the provisions of Section 3.4. Notwithstanding anything in the Plan to the contrary, there shall be no duplication of benefits under this Plan and the Retirement Plan.

                                   Section III
                                    Benefits

     3.1 Minimum Service Requirement. To receive a Supplemental Benefit, a Participant must commence benefits under the Retirement Plan (including a Disability Pension) and meet one or more of the following criteria:

         (a) Have twenty-five (25) years of Benefit Service at termination of employment with the Company or an Affiliated Company (any Benefit Service credited after termination of employment during a period of Permanent Disability also shall be included in years of Benefit Service for this purpose),

         (b) Either (i) have reached the Participant's Early Retirement Date at the date of termination of employment with the Company or an Affiliated Company or (ii) have reached the Participant's Early Retirement Date and have had a continuous Permanent Disability from the date of termination of employment until the Early Retirement Date, or

        (c) Either (i) have reached the Participant's Normal Retirement Date at the date of termination of employment with the Company or an Affiliated Company or (ii) have reached the Participant's Normal Retirement Date and have had a continuous Permanent Disability from the date of termination of employment until the Normal Retirement Date.

     3.2 Supplemental Benefit. The Supplemental Benefit for Participants and Sustained Participants shall be determined in accordance with subsections 3.2(a), and 3.2(b), as applicable.

         (a) If a Participant, other than a Sustained Participant, begins receiving a retirement benefit from the Retirement Plan, the Participant shall receive a Supplemental Benefit under the Plan equal to the amount (if any) determined as follows:

             (i) The retirement benefit that would have been paid from the Retirement Plan (a) had the Participant's benefit not been limited by the Tax Limits and (b) additionally, if applicable, had the Participant actually earned any Benefit Service imputed under Section 3.5,

                                   REDUCED BY

             (ii)  The  total   retirement   benefit  that  is  payable  to  the
         Participant under the Retirement Plan.

         (b) If a Sustained Participant begins receiving a retirement benefit from the Retirement Plan, the Participant shall receive a Supplemental Benefit under the Plan equal to the amount (if any) determined as follows:

             (i) The retirement benefit that would have been paid from the Retirement Plan (a) had the Sustained Participant's benefit not been limited by the Tax Limits, (b) had the Sustained Participant's Benefit Service included periods of employment with the Company or Affiliated Company occurring after February 28, 2005, and (c) additionally, if applicable, had the Participant actually earned any Benefit Service imputed under Section 3.5,

                                   REDUCED BY

             (ii) The total retirement benefit that would have been payable to the Sustained Participant under the Retirement Plan had the Sustained Participant's Benefit Service included periods of employment with the Company or Affiliated Company occurring after February 28, 2005.


     3.3 Adjustment for Early or Late Commencement. If a Supplemental Benefit commences before the Participant's Normal Retirement Date, the benefit under Sections 3.2(a) and 3.2(b)(i) shall be calculated in accordance with any early retirement reduction provided under the Retirement Plan. If a Supplemental Benefit commences after a Participant's Normal Retirement Date, the benefit under Sections 3.2(a) and 3.2(b)(i) shall be calculated in accordance with the provisions under the Retirement Plan for benefits commencing after Normal Retirement Date. If a Supplemental Benefit commences when a Participant starts a Disability Pension under the Retirement Plan, the benefit under Section 3.2(a)(i) and 3.2(b)(i) shall be calculated by including Benefit Service during the period of Permanent Disability in accordance with the provisions of the Retirement Plan for a Disability Pension.

     3.4 Maximum Benefit.

         (a) Notwithstanding any other provision of the Plan to the contrary, the annual Supplemental Benefit payable to a Participant under this Plan shall not exceed (i) the Maximum Benefit reduced by (ii) the total annual retirement benefit that is payable to the Participant under the Retirement Plan. The Maximum Benefit is based on the payment of the Supplemental Benefit as a straight life annuity (with no ancillary benefits). If benefits are payable in any other form, the Maximum Benefit shall be actuarially reduced to be the Actuarial Equivalent of the Maximum Benefit payable as a straight life annuity (with no ancillary benefits).

         (b) The Maximum Benefit is an annual amount equal to $300,000, as adjusted below. The Maximum Benefit shall be subject to increase in the same percentage as the Section 415 dollar limit is adjusted under Section 415(d)(1)(A) of the Code from time to time. The adjustment will be made effective as of each March 1 beginning with March 1, 1997, based on the percentage adjustment applicable to that calendar year. If no adjustment is made under Section 415(d)(1)(A) of the Code for a calendar year, there shall be no adjustment in the Maximum Benefit for that year. In addition, the Maximum Benefit shall be proportionately adjusted for increases in the maximum dollar limit under Section 415(b)(1)(A). The Maximum Benefit is not actuarially increased or decreased if the Participant commences payments other than at Normal Retirement Date.

         (c) A Participant's Maximum Benefit shall be determined as of the commencement of payment of the Supplemental Benefit to the Participant and shall not be subject to future adjustment. The Supplemental Benefit shall not be reduced if additional benefits become payable from the Retirement Plan for any reason. A Participant's Supplemental Benefit shall not be increased if the Maximum Benefit is increased under Section 3.4(b) after the commencement of payments under the Plan.

     3.5 Additional Benefit Service. At its discretion, the Board of Directors or the Executive Committee of the Board may provide that any Participant shall be credited with additional imputed Benefit Service for purposes of Section 3.2(a). The Board or Executive Committee shall have complete discretion to determine the amount of additional Benefit Service to be imputed and any other terms and conditions of the additional service crediting. Any imputed Benefit Service shall be treated the same as actual Benefit Service for purposes of this Plan.

                                   Section IV
                  Computation and Payment of Retirement Benefit

     4.1  Computation.  The  amount of the  Supplemental  Benefit  described  in
Section III will initially be determined by assuming that the benefits payable under this Plan and the Retirement Plan are paid in the form of a single life annuity payable for the Participant's lifetime, beginning on the date on which payments actually begin to be made to the Participant from the Retirement Plan and ending at the Participant's death.

     4.2 Payment. A Participant's Supplemental Benefit under this Plan will be paid at the same time and in the same form of payment as benefits for the Participant under the Retirement Plan, except as provided in Section 4.3. If the benefit is to be paid in a form other than the single life annuity form described above, the Supplemental Benefit described in Section III will be actuarially adjusted, using the actuarial assumptions then in effect under the Retirement Plan. Except as provided below, a Participant's Supplemental Benefit will begin to be paid on the date on which the Participant begins receiving benefits under the Retirement Plan and will be paid in cash or a cash equivalent.

     4.3 Distribution of Accrued Benefit.

         (a) Notwithstanding anything in the Plan to the contrary, the Company may distribute, or cause to be distributed in a single lump sum, to a Participant (or, after his death, to his Beneficiary) the Actuarial Equivalent of the Supplemental Benefit of the Participant (or Beneficiary) under the Plan as of a specified date. The distribution may be made at any time deemed appropriate by the Company. The lump sum shall be distributed in cash or a cash equivalent. The Company shall indicate in writing that the distribution is intended to be a distribution of the Participant's (or Beneficiary's) accrued benefit under the Plan. The Company may take into account the tax consequences of the distribution when computing the amount to be distributed under this Section 4.3.

         (b) After a distribution under this Section 4.3, the Company shall have no further liability with respect to the Supplemental Benefit. The Company has the sole discretion to determine when and if a distribution is to be made under this Section 4.3, and to determine the amount of any distribution, and no Participant or Beneficiary shall have any right to receive a distribution under this Section 4.3.

     4.4 Distribution to W. Alan McCollough. Notwithstanding any other provision of this Plan or the Retirement Plan to the contrary, W. Alan McCollough shall be permitted to make an election under this Plan, on behalf of himself and his Beneficiary, to receive the Actuarial Equivalent of his Supplemental Benefit in a single cash (or cash equivalent) lump sum as of the date which is six months after his Retirement Date (or the date of his death, if earlier). "Retirement Date," for purposes of this Section 4.4, means the date on which Mr. McCollough experiences a "separation from service" within the meaning of Prop. Treas. Regs.
Section 1.409A-1(h). This election shall be valid only if received by the Committee on or before December 31, 2005, and shall be fixed and irrevocable after such date. If Mr. McCollough makes this election, the Actuarial Equivalent of his Supplemental Benefit shall be determined as of his Retirement Date, calculated (i) with any additional Benefit Service and years of age granted to Mr. McCollough under the terms of a separate contract or agreement; and (ii) as if he had begun receiving his retirement benefit under the Retirement Plan as of such date. A valid election pursuant to the terms of this Section 4.4 shall supersede any contrary payment and distribution terms of this Plan and shall replace any prior payment or distribution election by Mr. McCollough under the Retirement Plan as it might otherwise apply to his Supplemental Benefit. The timing of the payment of Mr. McCollough's Supplemental Benefit shall not be accelerated for any reason, at the discretion of the Company or otherwise, except as may be specifically permitted under Prop. Treas. Regs. Section 1.409A-3(h). If Mr. McCullough does not make a valid election pursuant to this
Section 4.4., his Supplemental Benefit shall be paid in accordance with the otherwise applicable terms of this Plan.

                                    Section V
                   Computation and Payment of Survivor Benefit

     5.1 Pre-Retirement Survivor Benefit. A Pre-Retirement Survivor Benefit shall be payable to the surviving Spouse of a Participant if (i) the Participant had at least ten years of Benefit Service at death, and (ii) the Participant's surviving Spouse is entitled to a Qualified Pre-Retirement Survivor Annuity under the Retirement Plan.

         (a) The Spouse will be entitled to receive a Pre-Retirement Survivor Benefit from this Plan equal to the amount (if any) determined as follows:

             (i) The survivor benefit that would have been payable to the Spouse under the Retirement Plan had the Participant's Supplemental Benefit (as adjusted under Sections 3.3 and 3.4) and benefit from the Retirement Plan been paid entirely from the Retirement Plan,

                                   REDUCED BY

             (ii) The total survivor benefit that is payable to the Spouse under the Retirement Plan.

         (b) A Pre-Retirement Survivor Benefit is payable in the same form as the survivor benefit is payable under the Retirement Plan, including benefit forms that may provide payments after the death of the surviving Spouse.

     5.2 Post-Retirement Survivor Benefit. A Post-Retirement Survivor Benefit shall be payable to the surviving Beneficiary of a Participant if (i) the Participant is receiving a form of benefit under the Retirement Plan that provides for a survivor benefit, and (ii) a survivor benefit is payable to the Beneficiary under the Retirement Plan.

         (a) The Beneficiary will be entitled to receive a Post-Retirement Survivor Benefit from this Plan equal to the amount (if any) determined as follows:

             (i) The survivor benefit that would have been payable to the Beneficiary under the Retirement Plan had the Participant's
         Supplemental Benefit (as adjusted under Sections 3.3 and 3.4) and benefit from the Retirement Plan been paid entirely from the Retirement Plan,

                                   REDUCED BY

             (ii) The total survivor benefit that is payable to the Beneficiary under the Retirement Plan.

         (b) A Post-Retirement Survivor Benefit is payable to a surviving Spouse or any other Beneficiary of a Participant who is receiving a survivor benefit under the Retirement Plan.

     5.3 Computation.  The Pre-Retirement  Survivor Benefit described in Section
5.1 and the Post-Retirement Survivor Benefit described in Section 5.2 will be computed as if the survivor benefits under this Plan and the Retirement Plan were paid in the form payable under the Retirement Plan. The actuarial assumptions used for purposes of the Retirement Plan will be used to determine the benefits payable under this Plan.

     5.4 Payment. Except as provided in Section 4.3, the Pre-Retirement Survivor Benefit and Post-Retirement Survivor Benefit will be paid at the same times and for the same duration as payments under the Retirement Plan, commencing at the time the benefits commence under the Retirement Plan. The Pre-Retirement Survivor Benefit and Post-Retirement Survivor Benefit will be paid in cash or a cash equivalent.

                                   Section VI
                                 Administration

     6.1 Effective Date, Amendment and Termination. The Plan shall be effective as of February 28, 1999. The Board of the Company may amend or terminate the Plan at any time; provided, however, that no amendment or termination of the Plan shall reduce a Participant's accrued benefit under the Plan as of the date of the amendment or termination. For this purpose, a Participant's accrued benefit under the Plan shall be computed based on the formulas in this Plan and his accrued benefits under the Retirement Plan as of the date of the computation.

     6.2 Plan Administrator. The Plan will be administered by one or more persons appointed by the Board to be responsible for administering the Plan (the "Plan Administrator"). Unless the Board determines otherwise, the Plan shall be administered by the Committee which administers the Retirement Plan. The decisions of the Plan Administrator shall be final and binding on all persons. The Plan Administrator will have the express discretionary authority to interpret and administer the Plan, and to make all decisions with respect to the interpretation and administration of the Plan.

     6.3 Claims Procedure. Each Participant or Beneficiary of a deceased Participant shall be entitled to file with the Plan Administrator a written claim for benefits under the Plan. The Plan Administrator will review the claim, and, if the claim is denied, in whole or in part, the Plan Administrator will furnish the claimant, within 90 days after the Plan Administrator's receipt of the claim (or within 180 days after such receipt, if special circumstances require an extension of time), a written notice of denial of the claim containing the following:

         (a) Specific reasons for the denial,

         (b) Specific reference to the pertinent Plan provisions on which the denial is based,

         (c) A description of any additional material or information necessary for the claimant to perfect the claim, and an explanation of why the material or information is necessary, and

         (d) An explanation of the claims review procedure.

The claimant may request a review of the claim by an appeals committee appointed by the Board. The review may be requested in writing at any time within 90 days after the claimant receives written notice of the denial of his claim. The appeals committee shall afford the claimant a full and fair review of the decision denying the claim and, if so requested, shall:

         (a) Permit the claimant to review any documents that are pertinent to the claim,

         (b) Permit the claimant to submit to the committee issues and comments in writing, and

         (c) Afford the claimant an opportunity to meet with a quorum of the appeals committee as part of the review procedure.

The appeals committee's decision on review shall be made in writing and shall be issued within 60 days following receipt of the request for review. The period for decision may be extended to a date not later than 120 days after such receipt if the committee determines that special circumstances require an extension. The decision on review shall include specific reasons for the decision and specific references to the Plan provisions on which the decision of the committee is based.

                                   Section VII
                                Change of Control

     7.1 Effect of Change of Control. Immediately prior to a Change of Control as defined in Section 7.2, the Company shall immediately fund the Circuit City Stores, Inc. Benefit Restoration Plan Trust (the "Trust") with an amount equal to the then Actuarial Equivalent of the present value of the Supplemental Benefits of all Participants and the survivor benefits of all Beneficiaries payable as a single lump sum payment. The Trust shall be funded with cash or cash equivalents other than stock of the Company.

     7.2 Definition of Change of Control. "Change of Control" means, and shall be deemed to have occurred, upon the first to occur of any of the following events:

         (a) The acquisition by any individual, entity, or group (a "Person"), including a "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), but excluding an Affiliate (as defined below) of the Company, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of thirty-five percent (35%) or more of either: (i) the then outstanding shares of common stock of the Circuit City Group (the "Outstanding Common Stock"); or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding an acquisition resulting from the exercise of an option, conversion right, or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company);
     (B) any acquisition by the Company; (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i),
     (ii), and (iii) of subsection (c) of this Article 7.2;

         (b) Individuals who, as of the Effective Date, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the Effective Date, whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

         (c) The consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which: (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation, which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be; (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, twenty-five percent (25%) or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, twenty-five percent (25%) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the

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     outstanding  securities of such  corporation  entitled to vote generally in the election of directors; and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

         (d) The consummation of a plan of complete liquidation, dissolution, or sale of substantially all the assets of the Company.

     For purposes of this Section 7.2, "Affiliate" shall mean with reference to a specified Person, any Person that directly or indirectly through one (1) or more intermediaries controls or is controlled by or is under common control with the specified Person. For purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used in respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, whether through ownership of voting securities or by contract or otherwise.

                                  Section VIII
                                  Miscellaneous

     8.1 Withholding. All benefits payable under this Plan will be reduced by any amounts that are required to be withheld on account of income or payroll tax withholding or other reasons.

     8.2 Rights Under the Plan. This Plan is an unfunded deferred compensation plan. Title to and beneficial ownership of all benefits described in the Plan shall at all times remain with the Company. Participation in the Plan and the right to receive payments under the Plan shall not give a Participant or Beneficiary any proprietary interest in the Company or any of its assets. Benefits under the Plan shall be payable from the general assets of the Company. No trust fund may be created in connection with the Plan (other than a trust that, under applicable law, does not affect the characterization of this Plan as an unfunded plan), and there shall be no required funding of amounts that may become payable under the Plan. A Participant and his Beneficiary shall, for all purposes, be general creditors of the Company. The interest of a Participant and his Beneficiary in the Plan cannot be assigned, anticipated, sold, encumbered or pledged and shall not be subject to the claims of their creditors.

     8.3 Effect on Employment. The Plan will not affect the right of the Company or an Affiliated Company to terminate an employee's employment at any time. Benefits payable under the Plan will not be considered compensation for purposes of other retirement or benefit plans maintained by the Company or an Affiliated Company.

     8.4 Successors; Governing Law. The Plan is binding on the Company and its successors and assigns and on Participants and their Beneficiaries, successors, estates, and distributees. The Plan will be administered according to the laws of the Commonwealth of Virginia.

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         WITNESS the following signature as of December 22, 2005



                                           CIRCUIT CITY STORES, INC.


                                           By /s/ Reginald D. Hedgebeth



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                                   APPENDIX A

                             Sustained Participants

The following Participants are Sustained Participants for purposes of Plan Sections 1.3 and 3.2.


          Name                                 Employee/Social Security Number

          Dennis Bowman
          George D. Clark
          Victor Engessor
          Edward Fishburne
          John W. Froman
          Eric A. Jonas, Jr.
          Michael L. Jones
          Laurie Lambert-Gaffney
          William E. McCorey, Jr.
          Douglas T. Moore
          Mark E. Oliver
          David M. Urquidi
          Robert T. Walker


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